STADION INVESTMENT TRUST

Stadion Tactical Growth Fund Class A Shares (ETFAX), CUSIP 85235B814 Class C Shares (ETFCX), CUSIP 85235B798 Class I Shares (ETFOX), CUSIP 85235B780	Stadion Tactical Defensive Fund Class A Shares (ETFRX), CUSIP 85235B202 Class C Shares (ETFZX), CUSIP 85235B400 Class I Shares (ETFWX), CUSIP 85235B608
Stadion Trilogy Alternative Return Fund Class A Shares (STTGX), CUSIP 85235B707 Class C Shares (STTCX), CUSIP 85235B806 Class I Shares (STTIX), CUSIP 85235B889

SUPPLEMENT

Dated May 20, 2020

This Supplement updates the Prospectus dated September 30, 2019 of the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, and the Stadion Trilogy Alternative Return Fund (collectively, the “Funds”), each a series of the Stadion Investment Trust.

The following information regarding purchases through an Oppenheimer & Co. Inc. platform or account is added to the end of Appendix 3 of the Prospectus:

Effective May 20, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

-	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-	Shares purchased by or through a 529 Plan

-	Shares purchased through a OPCO affiliated investment advisory program

-	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

-	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

-	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

-	Employees and registered representatives of OPCO or its affiliates and their family members

-	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

-	Death or disability of the shareholder

-	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

-	Return of excess contributions from an IRA Account

-	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

-	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

-	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

-	Breakpoints as described in this prospectus.

-	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Investors Should Retain this Supplement for Future Reference